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                                                                      EXHIBIT 99


                              LIST OF LENDERS


ABN AMRO Bank, N.V.
Bank of America Texas, N.A.
Chase Bank of Texas, National Association
Credit Lyonnais
National City Bank, Kentucky
Paribas
Union Bank of California, N.A.
Bank of Montreal
BankBoston, N.A.
Key Corporate Capital, Inc.
The Bank of Nova Scotia